Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 2

Dated as of September 10, 2015

to

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of October 21, 2014

THIS AMENDMENT NO. 2 (“Amendment”) is made as of September 10, 2015 by and among Ethan Allen Global, Inc. (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) under that certain Amended and Restated Credit Agreement dated as of October 21, 2014 by and among the Borrower, the other Loan Parties party thereto, the Lenders and the Administrative Agent (as amended and as may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, Holdings, the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment.

1.     Amendments to Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a)     The definition of “Change in Control” set forth in Section 1.01 of the Credit Agreement is amended to amend and restate clause (b) thereof in its entirety to read as follows:

(b) occupation of a majority of the seats (other than vacant seats) on the board of directors of Holdings by Persons who were neither (i) nominated, appointed or approved for election by the board of directors of the Borrower nor (ii) appointed by directors so nominated, appointed or approved;

(b)     Section 3.06(a) of the Credit Agreement is amended to add the parenthetical “(other than threatened actions, suits or proceedings in respect of any continuing director change in control provisions that could not reasonably be expected to have Material Adverse Effect)” to the end of clause (i) thereof.

2.     Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Lenders and the Administrative Agent.

3.     Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a)     This Amendment and the Credit Agreement (as amended hereby) constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)     As of the date hereof and giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct as of the date hereof.

4.     Reference to and Effect on the Credit Agreement.

(a)     Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)     Except as specifically amended above, each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)     The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.     Consent and Reaffirmation. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, the Borrower reaffirms the terms and conditions of the Credit Agreement, the Security Agreement and any other Loan Document executed by it (and any and all Liens on the Collateral granted thereunder to the Administrative Agent for itself and the Secured Parties) and acknowledges and agrees that the Credit Agreement, the Security Agreement and each and every such Loan Document executed by the Borrower in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

6.     Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

7.     Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8.     Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ETHAN ALLEN GLOBAL, INC., as the Borrower By:_____________________________________ Name: Title:

 Signature Page to Amendment No. 2

Ethan Allen Global, Inc.

Amended and Restated Credit Agreement dated as of October 21, 2014

JPMORGAN CHASE BANK, N.A., as Administrative Agent and individually as a Lender By:_____________________________________ Name: Title:

 Signature Page to Amendment No. 2

Ethan Allen Global, Inc.

Amended and Restated Credit Agreement dated as of October 21, 2014

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender By:_____________________________________ Name: Title:

 Signature Page to Amendment No. 2

Ethan Allen Global, Inc.

Amended and Restated Credit Agreement dated as of October 21, 2014